UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 20, 2006

ISCO INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS	60007
(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 20, 2006, the Company’s Board of Directors (the “Board”) adopted a new compensation arrangement with its non-employee directors (the “NEDC Program”).

Under the previous non-employee director compensation arrangement, non-employee directors received $1,000 per month and 50,000 Stock Options (non-qualified options to purchase common stock of the Company) on an annual basis for serving on the Board. In addition, the Chairman of the Board and Chairman of the Audit Committee each received an annual $5,000 retention fee and an additional 50,000 Stock Options, while the Chairmen of the Compensation Committee and Governance Committee each received an annual $2,000 retention fee and 25,000 Stock Options. Non-employee directors who served on the Audit Committee, excluding the Chairman, each received 25,000 Stock Options, while those who served in non-Chairman roles on the Compensation and Governance Committees each received 10,000 Stock Options.

Under the new NEDC Program, non-employee directors will receive $1,800 per month and a grant of 25,000 restricted shares of the Company’s common stock (“RS Grants”) on an annual basis for serving on the Board. In addition, the respective Chairmen of the Board and the three committees (Audit, Compensation, and Governance) shall each receive $400 per month and 12,500 RS Grants for such service. Non-employee directors who serve on these committees in roles other than chairman shall each receive $300 per month and 7,500 RS Grants. All RS Grants vest over one year on a quarterly basis on March 15, June 15, September 15, and December 15 of each year.

This NEDC Program was intended to begin for the service year beginning after the most recent annual meeting of stockholders (December 9, 2005) and thus will be retroactive to be effective beginning January 1, 2006. Compensation under the NEDC Program will replace any compensation that would have been earned under the previous arrangement. Due to the change in annual meeting date from December to June 16, 2006, as described in Item 8.01 below, and because equity awards are intended to compensate for a twelve-month service period, the first period of RS Grants will be pro-rated for the shorter service period. Following the annual meeting of stockholders on June 16, 2006, it is intended that new RS Grants for the expected twelve-month service period would be issued at that time. No changes have been made to the previous policy addressing new directors with respect to when awards are earned and received.

The Board explained that its rationale for this change in policy was driven by the need to attract and retain highly qualified individuals on the Board while still maintaining costs at a level that are competitive with that of other public companies of similar size and business segment, per industry wide data comparables.

The Board further explained that the use of RS Grants as the equity compensation required the issuance of fewer than half the shares previously reserved for issuance using stock options under the previous program while still meeting the required compensation goals. Additionally, stock options are relatively less favorable than RS Grants in the financial statements under new accounting rules (FAS 123R standard that takes effect for companies beginning January 1, 2006)

Summary information of the NEDC Program is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01 – Other Events

Announcement of Annual Meeting of Stockholders Date (June 16, 2006)

The Company’s 2006 Annual Meeting of Stockholders will be held on June 16, 2006 (the “2006 Annual Meeting”) at such place and time as will be set forth in the Company’s proxy statement relating to that meeting.

A stockholder proposal, including a nomination of candidates for election to the Board, not included in the proxy statement for the 2006 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company at 1001 Cambridge Drive, Elk Grove Village, IL 60007 and otherwise complies with the provisions of the Company’s Bylaws. To be timely for the 2006 Annual Meeting, the notice must be delivered not less than 60 days nor more than 90 days prior to the meeting; provided, however, that if the Company has not publicly disclosed (in the manner provided in the By-Laws) the date of the meeting at least 70 days prior to the meeting date, the notice must be received not later than the close of business on the tenth day following the day on which the Company publicly discloses the meeting date. For the 2006 Annual Meeting, stockholders must submit written notice to the Secretary in accordance with the foregoing Bylaw provisions not later than April 17, 2006 nor earlier than March 18, 2006.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to the person that would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as director if elected; (b) as to such other business the stockholder proposes for action at the 2006 Annual Meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of the stockholder in such business; and (c) as to the stockholder giving the notice (i) the name and record address of such stockholder as they appear on the Company’s books and (ii) the number of shares of the Company which are beneficially owned by such stockholder, by class and series.

Board/Director Evaluation Program

In keeping with industry best-practice trends in effective corporate governance and pursuant to its charter, the Corporate Governance Committee of the Board plans to create and administer a process for the annual evaluation of Board and individual director effectiveness. The intent is to create a framework that will help set Board and director objectives and evaluate performance to those objectives. Key metrics will emphasize the Company’s financial performance, governance structures, Board effectiveness, and other aspects.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this Form 8-K:

(d) Exhibit No	Description
10.1	Summary of Non-Employee Director Compensation Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date: February 24, 2006	By:	/S/ FRANK CESARIO
Frank Cesario
Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
10.1*	Summary of Non-Employee Director Policy

*	Filed herewith